SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant   [X]
Filed by a party other than the Registrant   [   ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to
[ ] Section 240.14a-11(c) or
[ ] Section 240.14a-12


                            Onsite Energy Corporation
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                (Name of Registrant as Specified in its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Payment of Filing Fee (Check the appropriate box):

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[X] No fee required
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[ ] Fee computed on table below per Exchange Act Rules 14(a)-6(i)(1) and O-11
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applies:__________________
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     2)    Aggregate    number    of    securities    to    which    transaction
applies:_________________
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     3) Per unit  price  or  other  underlying  value  of  transaction  computed pursuant to Exchange Act Rule O-11 (set forth the amount on which the filing fee is calculated and state how it was determined):_________________________________
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[ ] Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount previously paid:________________________________________________
     2) Form, Schedule or Registration Statement No.:__________________________
     3) Filing Party:__________________________________________________________
     4) Date Filed:____________________________________________________________




To the Stockholders of Onsite Energy Corporation:




You are invited to attend the 1996 Annual Meeting of the Stockholders of Onsite Energy Corporation, a Delaware corporation ("Onsite"), to be held on Wednesday, December 4, 1996, at 8:00 a.m. (PST) at the Doubletree Hotel Del Mar, 11915 El Camino Real, San Diego, CA 92130.

The accompanying Notice of the Annual Meeting of the Stockholders and Proxy Statement contain the matters to be considered and acted upon, and you should read that material carefully.

The Proxy Statement contains important information concerning the election of the Board of Directors, and approval of an amendment to Onsite's 1993 Stock Option Plan. I urge you to give both of these matters your close attention.

I hope that you will be able to attend the meeting, but if you cannot do so, it is important that your shares be represented. Accordingly, I urge you to mark, sign, date and return the enclosed proxy promptly. You may, of course, withdraw your proxy if you attend the meeting and choose to vote in person.




Very truly yours,

ONSITE ENERGY CORPORATION

s\ Richard T. Sperberg

Richard T. Sperberg
President and Chief Executive Officer

October 25, 1996

                            ONSITE ENERGY CORPORATION
                       701 Palomar Airport Road, Suite 200
                               Carlsbad, CA 92009
                                 (619) 931-2400



                NOTICE OF THE 1996 ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held On December 4, 1996


NOTICE IS HEREBY GIVEN that the 1996 Annual Meeting of the Stockholders of Onsite Energy Corporation, a Delaware corporation ("Onsite"), will be held on Wednesday, December 4, 1996, at 8:00 a.m. (PST), at the Doubletree Hotel Del Mar, 11915 El Camino Real, San Diego, CA 92130, for the following purposes, all of which are more completely discussed in the accompanying Proxy Statement:

     1. To elect three (3) directors of Onsite by holders of Class A Common Stock to hold office until the 1998 Annual Meeting of Stockholders and until their successors are elected and qualified;

     2. To approve an amendment to Onsite's 1993 Stock Option Plan increasing the number of shares available for grant under the Plan; and

     3. To transact such other business as may properly come before the meeting or any adjournments thereof.

Only Class A Common Stock stockholders of record at the close of business on October 11, 1996, are entitled to notice of and to vote on the above proposals at the 1996 Annual Meeting of the Stockholders.


By Order of the Board of Directors

ONSITE ENERGY CORPORATION

s\ William M. Gary, III

William M. Gary, III
Secretary

October 25, 1996




YOU ARE CORDIALLY INVITED TO ATTEND ONSITE'S 1996 ANNUAL MEETING OF STOCKHOLDERS. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

                                 PROXY STATEMENT
                                       of
                            ONSITE ENERGY CORPORATION
                       701 Palomar Airport Road, Suite 200
                               Carlsbad, CA 92009
                                 (619) 931-2400

                     Information Concerning the Solicitation


This Proxy Statement is furnished to the stockholders of Onsite Energy Corporation, a Delaware corporation ("Onsite"), in connection with the solicitation of proxies on behalf of Onsite's Board of Directors for use at Onsite's 1996 Annual Meeting of the Stockholders (the "Meeting") to be held on Wednesday, December 4, 1996, at 8:00 a.m. (PST), at the Doubletree Hotel Del Mar, 11915 El Camino Real, San Diego, CA 92130, and at any and all adjournments thereof. Only stockholders of record on October 11, 1996, will be entitled to notice of and to vote at the Meeting.

The proxy solicited hereby, if properly signed and returned to Onsite and not revoked prior to its use, will be voted at the Meeting in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted "FOR" the nominees for the Board of Directors and "FOR" the approval of the adoption of a proposal ("Proposal No. 2") to amend Onsite's 1993 Stock Option Plan, and, at the proxy holders' discretion, on such other matters, if any, that may properly come before the Meeting (including any proposal to adjourn the Meeting). Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with Onsite written notice of its revocation addressed to the Secretary, Onsite Energy Corporation, 701 Palomar Airport Road, Suite 200, Carlsbad, CA 92009; (ii) submitting a duly executed proxy bearing a later date; or (iii) appearing in person at the Meeting and giving the Secretary notice of the stockholder's intention to vote in person.

Onsite will bear the entire cost of preparing, assembling, printing and mailing proxy materials furnished by the Board of Directors to stockholders. Copies of proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to beneficial owners of Onsite's Class A Common Stock. In addition to the solicitation of proxies by use of the mail, some of the officers, directors, employees and agents of Onsite may, without additional compensation, solicit proxies by telephone or personal interview, the cost of which Onsite also will bear.

A copy of Onsite's Annual Report on Form 10-KSB for the year ended June 30, 1996, accompanies this Proxy Statement and proxy.

This Proxy Statement and proxy were first mailed to stockholders on or about October 25, 1996.

                          Record Date and Voting Rights

Onsite is authorized to issue up to twenty-three million nine hundred ninety-nine thousand (23,999,000) shares of Class A Common Stock, par value $0.001, one thousand (1,000) shares of Class B Common Stock, par value $0.001, and one million (1,000,000) shares of preferred stock, par value $0.001. As of October 7, 1996, ten million eight hundred seventeen thousand twelve (10,817,012) shares of Class A Common Stock were issued and outstanding. No shares of Class B Common Stock, Series A Convertible Preferred Stock or Series B Convertible Preferred Stock are outstanding. Each share of Class A Common Stock shall be entitled to one (1) vote on all matters submitted for stockholder approval. The record date for determination of stockholders entitled to notice of and to vote at the Meeting is October 11, 1996. Onsite's Certificate of Incorporation does not provide for cumulative voting.

The plurality of the votes of the Class A Common Stock present in person or represented by proxy at the Meeting and entitled to vote on the election of directors shall elect the nominees for the Board of Directors. The affirmative vote of a majority of the Class A Common Stock present in person or represented by proxy at the Meeting and entitled to vote on Proposal No. 2 (which shares voting affirmatively also constitute at least a majority of the required quorum) is necessary to approve Proposal No. 2. Under Delaware law, abstentions and broker non-votes shall be counted for purposes of determining quorum. Broker non-votes, however, will not be counted for purposes of calculating voting power (that is, shares present in person or represented by proxy, and entitled to vote on a measure), but abstentions will be counted towards calculating voting power.


                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

General Information

The  authorized  number of  directors  of Onsite  is set forth in  Article  III,
Section 2 of  Onsite's  Bylaws  as not less  than five (5) nor more than  eleven
(11). The Board of Directors currently has fixed this number at six (6) directors pursuant to the authority vested in the Board by this same section of the Bylaws.

The Board of Directors is divided into two (2) classes of three (3) directors with each class expiring in alternating years. Directors of the first class were elected at the 1994 annual meeting of stockholders (held on January 26, 1995), to hold office for a term expiring at the Meeting and until their respective successors were duly elected and qualified. Accordingly, the directors elected at the Meeting shall hold office for a term expiring at the 1998 annual meeting of stockholders and until their respective successors have been duly elected and qualified. Directors of the second class were elected at the 1995 annual meeting (held on November 21, 1995), to hold office for a term expiring at the 1997 annual meeting and until their respective successors have been duly elected and qualified. In December 1994, Mr. David R. Lovejoy resigned as the Chairman of the Board and a director. Mr. Lovejoy was a director in the second class of directors. Since Mr. Lovejoy's resignation, however, the Board has not actively sought a replacement for Mr. Lovejoy, and consequently a vacancy continues to exist on the Board

Messrs. William M. Gary III, H. Tate Holt and Timothy G. Clark currently are directors of Onsite and are nominees to hold office until the 1998 annual meeting. The holders of Onsite's Class A Common Stock will be entitled to vote on the election of Messrs. Gary, Holt and Clark.

Unless authority is withheld, the enclosed proxy will be voted for the three (3) nominees proposed by the Board of Directors for election by the holders of Class A Common Stock. In the event that the nominees should unexpectedly decline or be unavailable to act as directors, the enclosed proxy may be voted for a substitute nominee to be designated by the Board of Directors. The Board of Directors has no reason to believe that the nominees will become unavailable, and has no present intention to nominate any person in addition to, or in lieu of, the nominees named below.

The Board of Directors held ten (10) meetings during the fiscal year ended June 30, 1996, and each director attended all meetings and meetings of committees on which they serve or served. During the 1996 fiscal year, Messrs. Charles C. McGettigan, Holt and Clark comprised the Audit Committee; Messrs. McGettigan and Holt comprised the Compensation Committee; and Messrs. McGettigan, Richard T. Sperberg and Gary comprised the Nominating Committee. Mr. McGettigan has served as the Chairman of the Board since December 1994.

The primary functions of the Audit Committee are to review the scope and result of the audit performed by Onsite's independent accountants, Onsite's internal accounting controls, non-audit services performed by the independent accountants and the cost of accounting services.

The Compensation Committee administers Onsite's 1993 Stock Option Plan and is comprised only of "disinterested" directors, within the meaning of paragraph
(c)(2)(i) of Rule 16b-3, which has been adopted by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. The Compensation Committee also approves certain employees' compensation.

The Nominating Committee acts as the selection committee to nominate candidates for election to the Board of Directors.

Directors Nominated for Election

The following table sets forth certain information with respect to Messrs. Gary, Holt and Clark, the individuals nominated by the Board of Directors for election by the holders of Class A Common Stock as directors.

--------- -------------------------- --------------------------------------
Nominee                       Age                      Director Since
--------- -------------------------- --------------------------------------

William M. Gary III            45                          1982 (1)

--------- -------------------------- --------------------------------------

H. Tate Holt                   44                          1994

--------- -------------------------- --------------------------------------

Timothy G. Clark               57                          1994

--------- -------------------------- --------------------------------------

     (1) Includes time of service with Onsite Energy, a California corporation and predecessor of Onsite ("Onsite-Cal").

Background of Nominees

William M. Gary III. Mr. Gary has been the Executive Vice President, Chief Operating Officer, Secretary and a director of Onsite since its inception in 1993. Mr. Gary co-founded Onsite-Cal in 1982, and served as the Chairman of the Board and the Executive Vice President of Onsite-Cal until February 1994, when Onsite-Cal and Western Energy Management, Inc., reorganized into Onsite. Mr. Gary has been involved in energy efficiency, alternative energy and cogeneration projects for twenty (20) years. Prior to co-founding Onsite-Cal, Mr. Gary was a consultant with Arco Solar and held numerous management positions with San Diego Gas & Electric in the alternative energy and conservation fields. He currently serves as a member of the Board of Directors of the San Diego Cogeneration Association. Mr. Gary holds a Bachelor of Science in Mechanical Engineering from California Polytechnic University. He is a licensed professional engineer in California and a Certified Energy Manager.

H. Tate Holt.  Mr. Holt has been a director of Onsite  since May 1994.  Mr.
Holt currently is the President of Holt & Associates, a corporate growth management consulting firm, and has held that position since July 1990. Previously, from 1987 to 1990, Mr. Holt was Senior Vice President of Automatic Data Processing, Inc. ("ADP"), in Santa Clara, California. Mr. Holt has over twenty (20) years of experience in various senior sales and marketing positions with Fortune 50 and Inc. 500 companies, including IBM, Triad Systems and ADP. He has participated in major restructuring and strategic planning in several divisions of each of these companies. Since 1990, Holt & Associates has assisted its small and medium-sized clients in developing and achieving aggressive growth targets. Mr. Holt currently serves on the Board of Directors of DBS Industries, Inc., and is the author of the book "The Business Doc - Prescriptions for Growth." Mr. Holt holds an A.B. from Indiana University.

Timothy G. Clark. Mr. Clark began serving as a director of Onsite in October 1994. The former President and Chief Executive Officer of KA Industries, Inc., a privately owned corporation that manufactures and sells premium gift baked goods, Mr. Clark currently serves as a consultant to a variety of clients through his own firm, T.G. Clark & Associates. From 1991 to 1994, Mr. Clark was a managing partner at Hankin & Co., a consulting company focusing on business and financial planning, including turnarounds. He currently serves on Boards of Directors of Glacier Water Systems and Orchids Paper Products Company. Mr. Clark holds an A.B. from the University of Southern California and a Master of Business Administration from the Harvard University Graduate School of Business.

Vote Required

The plurality of votes of the shares of Class A Common Stock present in person or represented by proxy and entitled to vote on this measure is required to elect the nominees.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING FOR THE NOMINEES IN THE ELECTION OF DIRECTORS.


                                 PROPOSAL NO. 2

                       APPROVAL OF AMENDMENT TO THE ONSITE
                             1993 STOCK OPTION PLAN

Onsite's 1993 Stock Option Plan (the "Plan") was approved by the stockholders in February 1994, and is administered by the Compensation Committee. Under the Plan, a total of two million two hundred thousand (2,200,000) shares of Class A Common Stock may be issued, of which one million seven hundred thirteen thousand seven hundred seventy (1,713,770) shares were subject to options as of October 7, 1996. The Plan is a "dual plan" that provides for the grant of both Incentive and Nonqualified Stock Options. The majority of options granted to date have been Incentive Stock Options. Subject to stockholder approval, the Compensation Committee and the Board of Directors have approved an amendment to the Plan to increase the number of shares subject to the Plan by an additional seven hundred fifty thousand (750,000) shares. A copy of the Plan, as amended, is attached hereto as Appendix A.

The purpose of the Plan is to attract and retain the best personnel to Onsite and to give option recipients a greater personal stake in the success of the business. All employees, consultants, officers and directors of Onsite and any subsidiary are eligible for grants of options under the Plan. However, directors serving on the Compensation Committee as disinterested persons are not eligible for grants of options except for the non-discretionary options described in the Plan. The amendment to the Plan would increase the number of shares of Class A Common Stock subject to the Plan.

As mentioned above, certain grants of options under the Plan are non-discretionary. Each non-employee director automatically is granted an option to purchase twenty-five thousand (25,000) shares of Onsite Class A Common Stock on the date he or she becomes a director of Onsite, and on the anniversary of such date thereafter. The exercise price is the fair market value of the Onsite Class A Common Stock on the date of becoming a director and on the anniversary date thereafter, as appropriate. Each option when granted is immediately exercisable, and has a five (5) year term. Except for options, the non-employee directors of Onsite are not paid for their services.

Except for non-discretionary grants of options, the Compensation Committee determines the recipients of options and the terms of options granted, including the exercise price, number of shares subject to the options and the conditions to exercise thereof, and the terms of any direct sales of shares underlying options. The exercise price for all options is to be determined by the Compensation Committee, except for non-discretionary options, and except in the case of an Incentive Stock Option to an employee who owns more than ten percent (10%) of all classes of the Onsite voting stock combined, in which case the exercise price will be one hundred ten percent (110%) of fair market value. In no case will the exercise period exceed ten (10) years, and, in the case of an Incentive Stock Option for an employee who owns more than ten percent (10%) of all classes of Onsite's voting stock combined, the exercise period shall not exceed five (5) years.

No amendments may be made to the Plan to increase the limit on the maximum number of shares underlying the options to be granted (except for adjustments resulting from stock splits and similar events), to modify the eligibility requirements, or to increase materially the benefits accruing to participants under the Plan without stockholder approval. In substantially all other aspects, the Plan can be amended by the Compensation Committee without stockholder approval. The Plan can be terminated at any time by the Board of Directors. If the Plan is terminated, options previously granted nevertheless shall continue in accordance with the provisions of the Plan without materially affecting the recipients' rights under such options.

Vote Required

The affirmative vote of the majority of shares present in person or represented by proxy and entitled to vote on this measure is required to approve Proposal No. 2.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF AN AMENDMENT TO THE ONSITE 1993 STOCK OPTION PLAN INCREASING THE NUMBER OF SHARES AVAILABLE FOR GRANT UNDER THE 1993 STOCK OPTION PLAN.

                        DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the persons currently serving as directors of Onsite, whose terms do not expire until the next annual meeting of stockholders in 1998 (Messrs. McGettigan and Sperberg), and certain information with respect to those persons.

---------------------           ------                 -------------------
Director                          Age                    Director Since

---------------------           ------                 -------------------
Charles C. McGettigan             51                        1992 (1)

---------------------           ------                 -------------------
Richard T. Sperberg               45                        1982 (2)
---------------------           ------                 -------------------

(1) Includes time of service with Western Energy Management, Inc., a wholly-owned subsidiary of Onsite ("Western").

(2) Includes time of service with Onsite Energy, a California corporation and predecessor of Onsite ("Onsite-Cal").

Background of Current Directors

     Charles C. McGettigan. Mr. McGettigan has been a director of Onsite since its inception in 1993, and began serving as the Chairman of the Board in December 1994. Mr. McGettigan became a director of Western in May 1992. He was a founding partner in 1991 and is a general partner of Proactive Investment Managers, L.P., which is the general partner of Proactive Partners, L.P., a merchant banking fund. Mr. McGettigan co-founded McGettigan, Wick & Co., Inc., an investment banking firm, in 1988. From 1984 to 1988, he was a Principal, Corporate Finance, of Hambrecht & Quist, Inc. He currently serves on the Boards of Directors of digital dictation inc., I-Flow Corporation, Modtech, Inc., NDE Environmental Corporation, Phoenix Network, Inc., PMR Corporation, Sonex Research, Inc. and Wray-Tech Instruments, Inc. Mr. McGettigan is a graduate of Georgetown University, and received his MBA from The Wharton School of Business of the University of Pennsylvania.

Richard T. Sperberg. Mr. Sperberg has been a director, and the Chief Executive Officer and President, of Onsite since its inception in 1993. He has been the Chief Executive Officer of Western since January 1993, and began serving as a director of Western in February 1994. In 1982, Mr. Sperberg co-founded Onsite-Cal, and served as President, Chief Executive Officer and a director until February 1994, when Onsite-Cal and Western reorganized into Onsite. Mr. Sperberg has been involved in project management of energy efficiency, advanced energy technologies, alternative energy and cogeneration projects for twenty
(20) years, with specific management experience with Onsite-Cal, the Gas Research Institute, and the U.S. Department of Energy. He holds a Masters of Science in Nuclear Engineering from the University of California, Los Angeles, and a Bachelor of Science in Nuclear Engineering from the University of California, Santa Barbara. Mr. Sperberg previously served on the Boards of Directors of the American Cogeneration Association and the San Diego Cogeneration Association, and currently serves on the Board of Directors of the National Association of Energy Service Companies ("NAESCO"), and as NAESCO's First Vice President.




Executive Officers

The following table sets forth certain information with respect to executive officers of Onsite.

---------------------- ------------------------ ----- -------------------------
Name                      Positions              Age          Office Held Since
                         with Onsite
---------------------- ------------------------ ----- -------------------------
Charles C. McGettigan   Chairman of the Board     51                1994

---------------------- ------------------------ ----- -------------------------
Richard T. Sperberg     President, Chief          45                1982 (1)
                        Executive Officer
---------------------- ------------------------ ----- -------------------------
William M. Gary III     Executive Vice            45                1982 (1)
                        President, Chief
                        Operating Officer,
                        Secretary
---------------------- ------------------------ ----- -------------------------
J. Bradford Hanson      Chief Financial           41                1995
                        Officer

---------------------- ------------------------ ----- -------------------------

Hector A. Esquer         Vice President           38                1991 (1)

---------------------- ------------------------ ----- -------------------------
Frank J. Mazanec         Vice President           48                1992 (1)

---------------------- ------------------------ ----- -------------------------
Keith G. Davidson        Vice President           45                1994

---------------------- ------------------------ ----- -------------------------
William M. Gang          Vice President           52                1995

---------------------- ------------------------ ----- -------------------------
Michael C. McMurtry      Vice President           43                1995

---------------------- ------------------------ ----- -------------------------

(1)      Includes time of service with Onsite-Cal.

Executive officers are elected annually by the Board of Directors and serve at the pleasure of the Board. No family relationship exists between any of the officers or directors.

Background of Executive Officers

For the business backgrounds of Messrs. McGettigan and Sperberg, see Background of Current Directors above, and for the business background of Mr. Gary, see Background of Nominees above.

J. Bradford Hanson. Mr. Hanson has over fifteen (15) years of financial accounting, administration and shareholder relations experience in the financial, manufacturing, software development and retail market sectors. From 1991 to 1995, Mr. Hanson worked as an independent financial and accounting consultant for small businesses. Prior to 1991, he held various Chief Financial Officer, Controller and Senior Auditing positions with companies such as DAROX Company, BSD Bancorp, Inc., International Totalizator Systems, Inc., and KPMG Peat Marwick. Mr. Hanson earned a Bachelor of Science from San Diego State University and is a Certified Public Accountant.

Hector A. Esquer. Mr. Esquer is a professional engineer licensed in the states of California and New Mexico. Mr. Esquer joined Onsite-Cal in 1986, and, together with Mr. Mazanec, is responsible for managing one of Onsite's internal business units. Mr. Esquer previously was a Project Engineer for San Diego Gas & Electric and Fluor Corporation. Mr. Esquer holds a Bachelor of Science in Electrical Engineering from San Diego State University and is a Certified Energy Manager.

Frank J. Mazanec. Since 1992, Mr. Mazanec has been employed by Onsite and its predecessor, Onsite-Cal. Mr. Mazanec is a licensed professional engineer in Colorado. Over the past twenty (20) years, he has developed and managed over One Hundred Million Dollars ($100,000,000) in energy generation, waste management and environmental projects. Prior to joining Onsite-Cal in 1992, Mr. Mazanec served as West Coast Regional Director for Wheelabrator Technologies, which included responsibility for the Spokane and Pierce County, Washington and Baltimore, Maryland, Waste-to-Energy facilities. In 1990, he formed Integrated Waste Management, Inc., through which he served as a consultant to Onsite-Cal until joining Onsite-Cal in 1992. Mr. Mazanec, together with Hector A. Esquer, is responsible for managing one of Onsite's internal business units. Mr. Mazanec has a Bachelor of Science in Civil Engineering from the University of Vermont, a Bachelor of Science in Economics and Finance from Fairleigh Dickinson University, and a Master of Business Administration from the University of Southern California.

Keith G. Davidson. Mr. Davidson has been a Vice President of Onsite since 1994, and has over twenty (20) years of diversified management experience in energy and environmental technology, product commercialization and market development. Mr. Davidson is responsible for Onsite's professional services practice and energy services business in Northern California and Texas. Prior to joining Onsite in 1994, Mr. Davidson was Director, Power Generation and Transportation Systems for the Gas Research Institute in Chicago, Illinois, where he led the gas industry's collaborative development programs directed at natural gas growth markets of electric power generation, cogeneration and natural gas vehicles. Mr. Davidson was past President of the American Cogeneration Association, and a member of the American Society of Heating, Refrigerating and Air Conditioning Engineers. He is the recipient of several industry honors, including the Association of Energy Engineers' Cogeneration Professional of the Year in 1989, and was inducted into the American Gas Association's Industrial and Commercial Hall of Flame. Mr. Davidson, together with Mr. Gang, is responsible for managing one of Onsite's internal business units. He earned a Bachelor of Science in Mechanical Engineering from the University of Missouri and a Master of Science in Mechanical Engineering from Stanford University.

William G. Gang. Mr. Gang joined Onsite in 1995 and has twenty-five (25) years of experience in the electric power industry. Mr. Gang has had engineering, marketing, sales and senior management experience with the U.S. Army Corps of Engineers and with companies such as General Electric, Cygna Energy Services, Nutech Engineers and Asea Brown Boveri. Most recently, he held senior executive/principal positions with Management Analysis Company, the Kappa Group and Tim D. Martin Associates, all providers of management consulting services to the electric utility and telecommunications industries. Together with Mr. Davidson, Mr. Gang manages one of Onsite's internal business units. He earned a Bachelor of Science in Engineering Science from the United States Military Academy at West Point, a Master of Science in Nuclear Engineering from the Massachusetts Institute of Technology and a Master of Business Administration from Fairleigh Dickinson University.

Michael C. McMurtry. Mr. McMurtry joined Onsite in 1995 and has over twenty
(20) years of experience in industrial sales and project management with companies such as Power Process Piping, J. M. Foster Company and Michigan Boiler & Engineering Company. Prior to joining Onsite, he was Vice President, DSM Development Division, for KENETECH Energy Management, Inc., responsible for the development and implementation of industrial, institutional and commercial energy savings projects throughout North America and Europe. Mr. McMurtry oversees Onsite's Michigan office and, together with Mr. Gary, is responsible for managing one of Onsite's internal business units.

Directors' Compensation

Directors who are not employees of Onsite have not been compensated, other than stock options, for their service on the Board of Directors. As previously discussed, the non-employee directors currently receive periodic grants of stock options issued under the Plan. Each non-employee director automatically is granted an option to purchase twenty-five thousand (25,000) shares of Onsite Class A Common Stock on the date he or she becomes a director of Onsite, and on the anniversary of such date thereafter. The exercise price is the fair market value of the Onsite Class A Common Stock on the date of becoming a director and on the anniversary date thereafter, as appropriate. Each option when granted is immediately exercisable, and has a five (5) year term. Onsite may consider compensating the directors in the future, and possibly retroactively, through payment of a fee in cash or in stock for each meeting of the Board of Directors attended by the directors. The directors do not receive any additional compensation for service on committees of the Board of Directors. Directors' out-of-pocket expenditures currently are reimbursed. Directors who also are officers of Onsite do not receive additional compensation for serving as directors.

Executive Compensation

The following table sets forth the aggregate cash compensation paid for the past three (3) fiscal years by Onsite and its predecessors for services of Mr. Sperberg (President and Chief Executive Officer), and the five (5) most highly compensated executive officers: Messrs. Gary (Executive Vice President, Chief Operating Officer and Secretary), Mazanec (Vice President), Davidson (Vice President), Gang (Vice President) and McMurtry (Vice President).




                  [Remainder of page intentionally left blank]

                                            SUMMARY COMPENSATION TABLE

--------------- ------------ ---------------------------------- ----------------------------------------------------------------
                                                                                    Long Term Compensation

--------------- ------------ ---------------------------------- ----------------------------------------------------------------
--------------- ------------                                                                      ------------------------------
                                    Annual Compensation                      Awards                          Payouts

--------------- ------------ ---------------------------------- --------------------------------- ------------------------------
--------------- ------------ ------------ --------------------- --------------- ----------------- ------------- ----------------
                                          Other Annual          Restricted      Securities        LTIP          All Other
Name and        Fiscal       Salary       Compensation          Stock           Underlying        Payouts       Compensa-
Principal       Year         ($)           ($)                  Award(s) ($)    Options (#)       ($)           tion (4)
Position

--------------- ------------ ------------ --------------------- --------------- ----------------- ------------- ----------------
Richard  T.     1996         $130,000     $29,426 (1) (2)            -0-        225,205 (5)           -0-       $ -0-
Sperberg        1995         $145,000     $7,501  (1)                -0-        -0-     (6)           -0-       $ -0-
CEO and         1994         $120,417     $7,494  (1)                -0-        154,000 (7)           -0-       $ -0-
President
--------------- ------------ ------------ --------------------- --------------- ----------------- ------------- ----------------
--------------- ------------ ------------ --------------------- --------------- ----------------- ------------- ----------------
William M.      1996         $115,000     $17,449 (1) (2)            -0-        45,361  (8)           -0-       $ -0-
Gary III        1995         $124,000     $8,178  (1)                -0-        -0-     (9)           -0-       $ -0-
EVP and         1994         $110,792     $11,508 (1)                -0-        103,000 (10)          -0-       $ -0-
Secretary
--------------- ------------ ------------ --------------------- --------------- ----------------- ------------- ----------------
--------------- ------------ ------------ --------------------- --------------- ----------------- ------------- ----------------
Frank J.        1996         $120,000     $58,478 (1) (2) (3)        -0-        72,904 (11)           -0-       $ -0-
Mazanec         1995         $122,167     $7,667  (1)                -0-        -0-    (12)           -0-       $ -0-
Vice President  1994         $127,000     $9,174  (1)                -0-        74,000 (13)           -0-       $ -0-
--------------- ------------ ------------ --------------------- --------------- ----------------- ------------- ----------------
--------------- ------------ ------------ --------------------- --------------- ----------------- ------------- ----------------
Keith G.        1996         $105,000     $45,286 (1) (2) (3)        -0-        67,597 (14)           -0-       $ -0-
Davidson        1995         $110,625     $5,459  (1)                -0-        -0-    (15)           -0-       $ -0-
Vice President  1994         $39,375      $1,876  (1)                -0-        70,000 (16)           -0-       $ -0-
--------------- ------------ ------------ --------------------- --------------- ----------------- ------------- ----------------
--------------- ------------ ------------ --------------------- --------------- ----------------- ------------- ----------------
William G. Gang 1996         $100,000     $36,201 (1) (2) (3)(4)     -0-        27,062 (17)           -0-       $ -0-
Vice President  1995         $41,667      $15,775 (1) (2) (3)(4)     -0-        70,000 (18)           -0-       $ -0-
                1994         $ -0-        $-0-                       -0-        -0-                   -0-       $ -0-
--------------- ------------ ------------ --------------------- --------------- ----------------- ------------- ----------------
--------------- ------------ ------------ --------------------- --------------- ----------------- ------------- ----------------
Michael C.      1996         $100,000     $122,229(1) (2) (3)        -0-        45,361 (19)           -0-       $ -0-
McMurtry        1995         $41,667      $10,984 (1) (2) (3)        -0-        50,000 (20)           -0-       $ -0-
Vice President  1994         $ -0-        $ -0-                      -0-        -0-                   -0-       $ -0-
--------------- ------------ ------------ --------------------- --------------- ----------------- ------------- ----------------
--------------- ------------ ------------ --------------------- --------------- ----------------- ------------- ----------------

(1) Includes a company car or car expense allowance and premiums for life insurance pursuant to the terms of an employment agreement or offer of employment. (See Employment Agreements with Executive Officers.)

(2) Includes cash bonuses paid for meeting certain financial performance incentives, individual and corporate objectives and goals.

(3) Includes commissions paid or advanced in connection with negotiated customer contracts pursuant to the commission policy of Onsite.

(4) Includes temporary living accommodation expense reimbursement pursuant to the offer of employment.

(5) Includes 10 year options to purchase (i) 52,808 shares of Class A Common Stock at $0.50 per share granted on November 20, 1995; (ii) 107,781 shares of Class A Common Stock at $0.50 per share granted on January 25, 1996; and (iii) 64,616 shares of Class A Common Stock at $1.9375 per share granted on May 22, 1996. All of the above options are fully vested.

(6) Mr. Sperberg  previously reported a 10 year option to purchase
150,000 shares of Class A Common Stock at $0.875 per share, which subsequently was relinquished.

(7) Represents (i) a five year option to purchase 4,000 shares of Class A Common Stock at $5.625 per share subject to vesting as follows: 1,334 shares vested in fiscal year 1994; 1,333 shares vested in fiscal year 1995; and 1,333 shares vested in fiscal year 1996; and (ii) a 10 year option to purchase 150,000 shares of Class A Common Stock at $0.25 per share subject to vesting: 50,000 shares vested in fiscal year 1995; 50,000 shares vested in fiscal year 1996; and 50,000 shares vest in fiscal year 1997.

(8) Includes 10 year options to purchase (i) 13,608 shares of Class A Common Stock at $0.50 per share granted on November 20, 1995; (ii) 17,083 shares of Class A Common Stock at $0.50 per share granted on January 25, 1996; and (iii) 14,670 shares of Class A Common Stock at $1.9375 per share granted on May 22, 1996. All of the above options are fully vested.

(9) Mr. Gary previously reported a 10 year option to purchase 100,000 shares of Class A Common Stock at $0.875 per share, which subsequently was relinquished.

(10) Represents (i) a five year option to purchase 3,000 shares of Class A Common Stock at $5.625 per share subject to vesting as follows: 1,000 shares vested in fiscal year 1994; 1,000 shares vested in fiscal year 1995; and 1,000 shares vested in fiscal year 1996; and (ii) a 10 year option to purchase 100,000 shares of Class A Common Stock at $0.25 per share subject to vesting as follows: 33,334 shares vested in fiscal year 1995; 33,333 shares vested in fiscal year 1996; and 33,333 shares vest in fiscal year 1997.

(11) Includes 10 year options to purchase (i) 7,736 shares of Class A Common Stock at $0.50 per share granted on November 20, 1995; (ii) 46,816 shares of Class A Common Stock at $0.50 per share granted on January
25, 1996; and (iii) 18,352 shares of Class A Common Stock at $1.9375 per share granted on May 22, 1996. All of the above options are fully vested.

(12) Mr. Mazanec previously reported a 10 year option to purchase 70,000 shares of Class A Common Stock at $0.875 per share, which subsequently was relinquished.


(13) Represents (i) a five year option to purchase 4,000 shares of Class A Common Stock at $5.625 per share subject to vesting as follows: 1,334 shares vested in fiscal year 1994; 1,333 shares vested in fiscal year 1995; and 1,333 shares vested in fiscal year 1996; and (ii) a 10 year option to purchase 70,000 shares of Class A Common Stock at $0.25 per share subject to vesting: 23,334 shares vested in fiscal year 1995;
23,333 shares vested in fiscal year 1996; and 23,333 shares vest in fiscal year 1997.

(14) Includes 10 year options to purchase (i) 37,072 shares of Class A Common Stock at $0.50 per share granted on November 20, 1995; (ii) 11,407 shares of Class A Common Stock at $0.50 per share granted on January 25, 1996; and (iii) 19,118 shares of Class A Common Stock at $1.9375 per share granted on May 22, 1996. All of the above options are fully vested.

(15) Mr. Davidson previously reported a 10 year option to purchase 70,000 shares of Class A Common Stock at $0.875 per share, which subsequently was relinquished.


(16) Represents a 10 year option to purchase 70,000 shares of Class A Common Stock at $0.25 per share subject to vesting as follows: 23,334 shares vested in fiscal year 1995; 23,333 shares vested in fiscal year 1996;
and 23,333 shares vest in fiscal year 1997.

(17) Includes 10 year options to purchase (i) 5,528 shares of Class A Common Stock at $0.50 per share granted on November 20, 1995; (ii) 11,283 shares of Class A Common Stock at $0.50 per share granted on January
25, 1996; and (iii) 10,251 shares of Class A Common Stock at $1.9375 per share granted on May 22, 1996. All of the above options are fully vested.

(18) Represents a 10 year option to purchase 70,000 shares of Class A Common Stock at $0.25 per share subject to vesting as follows: 23,334 shares vested in fiscal year 1996; 23,333 shares vest in fiscal year 1997; and 23,333 shares vest in fiscal year 1998.

(19) Includes 10 year options to purchase (i) 13,608 shares of Class A Common Stock at $0.50 per share granted on November 20, 1995; (ii) 17,083 shares of Class A Common Stock at $0.50 per share granted on January 25, 1996; and (iii) 14,670 shares of Class A Common Stock at $1.9375 per share granted on May 22, 1996. All of the above options are fully vested.


(20) Represents a 10 year option to purchase 50,000 shares of Class A Common Stock at $0.25 per share subject to vesting as follows: 16,667 shares vested in fiscal year 1996; 16,667 shares vest in fiscal year 1997; and 16,666 shares vest in fiscal year 1998.

The following table sets forth options granted by Onsite to the individuals listed in the Summary Compensation Table.

                                          OPTION GRANTS IN LAST FISCAL YEAR
                                                  INDIVIDUAL GRANTS
------------------------- ----------------- ----------------- ------------------ ----------------- --------------------
                          Number of         Percentage of                        Market
                          Options           Options Granted   Exercise Price     Price on Date     Expiration Date
Name                      Granted           In Fiscal Year    ($/Share)          of Grant

-------------------------  ----------------- ----------------- ------------------ ----------------- --------------------

Richard T. Sperberg       52,808                   6%         $0.50              $0.50             11/20/05
                          107,781                12.25%       $0.50              $0.50             1/25/06
                          64,616                 7.35%        $1.9375            $1.9375           5/22/06
------------------------- ----------------- ----------------- ------------------ ----------------- --------------------
William M. Gary III       13,608                 1.55%        $0.50              $0.50             11/20/05
                          17,083                 1.94%        $0.50              $0.50             1/25/06
                          14,670                 1.67%        $1.9375            $1.9375           5/22/06
------------------------- ----------------- ----------------- ------------------ ----------------- --------------------
Frank J. Mazanec          7,736                  0.88%        $0.50              $0.50             11/20/05
                          46,816                 5.32%        $0.50              $0.50             1/25/06
                          18,352                 2.09%        $1.9375            $1.9375           5/22/06
------------------------- ----------------- ----------------- ------------------ ----------------- --------------------
Keith G. Davidson         37,072                 4.21%        $0.50              $0.50             11/20/05
                          11,407                  1.3%        $0.50              $0.50             1/25/06
                          19,118                 1.17%        $1.9375            $1.9375           5/22/06
------------------------- ----------------- ----------------- ------------------ ----------------- --------------------
William G. Gang           5,528                  0.63%        $0.50              $0.50             11/20/05
                          11,283                 1.29%        $0.50              $0.50             1/25/06
                          10,251                 1.17%        $1.9375            $1.9375           5/22/06
------------------------- ----------------- ----------------- ------------------ ----------------- --------------------
Michael C. McMurtry       13,608                 1.55%        $0.50              $0.50             11/20/05
                          17,083                 1.94%        $0.50              $0.50             1/25/06
                          14,670                 1.67%        $1.9375            $1.9375           5/22/06
------------------------- ----------------- ----------------- ------------------ ----------------- --------------------



                  [Remainder of page intentionally left blank]

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUES
---------------------- ------------------- ------------------- ------------------------------ -----------------------------
                                                                                                 Number of Unexercised
                             Shares                                Number of Unexercised          In-the-Money Options
                          Acquired on                                Options at FY End                 at FY End
        Name               Exercise          Value Realized      Exercisable/Unexercisable     Exercisable/Unexercisable

---------------------- ------------------- ------------------- ------------------------------ -----------------------------
---------------------- ------------------- ------------------- ------------------------------ -----------------------------
Richard T. Sperberg           -0-                 -0-                 367,305/50,000                 260,589/50,000


---------------------- ------------------- ------------------- ------------------------------ -----------------------------
William M. Gary               -0-                 -0-                 150,028/33,333                 97,358/33,333


---------------------- ------------------- ------------------- ------------------------------ -----------------------------
Frank J. Mazanec              -0-                 -0-                 132,871/23,333                 101,219/23,333


---------------------- ------------------- ------------------- ------------------------------ -----------------------------
Keith G. Davidson             -0-                 -0-                 114,264/23,333                 95,146/23,333


---------------------- ------------------- ------------------- ------------------------------ -----------------------------
William G. Gang              40,145               -0-                  10,251/46,666                   -0-/46,666


---------------------- ------------------- ------------------- ------------------------------ -----------------------------
Michael C. McMurtry          16,667             $33,334                45,361/33,333                 30,691/33,333

---------------------- ------------------- ------------------- ------------------------------ -----------------------------

Employment Agreements with Executive Officers

Listed are the executive officers of Onsite who entered into employment agreements with Onsite on the terms and conditions described below.

Richard T. Sperberg. Mr. Sperberg serves as Onsite's Chief Executive Officer and President under an employment agreement for three (3) years terminating on February 15, 1997 (subject to automatic annual renewals for one (1) year terms), at a base salary of One Hundred Eighty Thousand Dollars ($180,000) per year, subject to annual increases to be determined by the Onsite Board of Directors. Pursuant to the terms of his employment agreement, Mr. Sperberg is entitled to
(i) bonuses of up to fifty percent (50%) of his annual base salary based on Onsite's performance and meeting objectives established by the Board of Directors; and (ii) a Three Hundred Sixty Thousand Dollar ($360,000) life insurance policy, and received options to purchase one hundred fifty thousand (150,000) shares of Onsite's Class A Common Stock pursuant to the Plan. In addition, Mr. Sperberg is entitled to use of an Onsite car. The employment agreement also provides for a buy-out provision in an amount equal to the remaining amount of Mr. Sperberg's agreement if he is terminated without cause. Under the terms of the employment agreement, Mr. Sperberg is prohibited from engaging in any competitive activity with Onsite during his employment and, under certain circumstances, for a limited period following termination of employment.

William M. Gary III. Mr. Gary serves as Onsite's Executive Vice President, Chief Operating Officer and Secretary under an employment agreement for three (3) years terminating on February 15, 1997 (subject to automatic annual renewals for one (1) year terms), at a base salary of One Hundred Fifty Thousand Dollars ($150,000) per year, subject to annual increases to be determined by the Onsite Board of Directors. Pursuant to the terms of his employment agreement, Mr. Gary is entitled to (i) bonuses of up to forty percent (40%) of his annual base salary based on Onsite's performance and meeting objectives established by the Board of Directors; and (ii) a Three Hundred Thousand Dollar ($300,000) life insurance policy, and received options to purchase one hundred thousand (100,000) shares of Onsite's Class A Common Stock pursuant to the Plan. In addition, Mr. Gary is entitled to use of an Onsite car. The employment agreement also provides for a buy-out provision in an amount equal to the remaining amount of Mr. Gary's agreement if he is terminated without cause. Under the terms of the employment agreement, Mr. Gary is prohibited from engaging in any competitive activity with Onsite during his employment and, under certain circumstances, for a limited period following termination of employment.

Hector  A.  Esquer.  Mr.  Esquer  serves as  Onsite's  Vice  President  under an employment agreement for three (3) years terminating on February 15, 1997 (subject to automatic annual renewals for one (1) year terms), at a base salary of One Hundred Thousand Dollars ($100,000) per year, subject to annual increases to be determined by the Onsite Board of Directors. Pursuant to the terms of his employment agreement, Mr. Esquer is entitled to (i) bonuses of up to thirty percent (30%) of his annual base salary based on Onsite's performance and meeting objectives established by the Board of Directors; and (ii) a Two Hundred Thousand Dollar ($200,000) life insurance policy, and received options to purchase fifty thousand (50,000) shares of Onsite's Class A Common Stock pursuant to the Plan. In addition, Mr. Esquer is entitled to use of a Onsite car. The employment agreement also provides for a buy-out provision in an amount equal to the remaining amount of Mr. Esquer's agreement if he is terminated without cause. Under the terms of the employment agreement, Mr. Esquer is prohibited from engaging in any competitive activity with Onsite during his employment and, under certain circumstances, for a limited period following termination of employment.

Frank J. Mazanec. Mr. Mazanec serves as Onsite's Vice President under an employment agreement for three (3) years terminating on February 15, 1997 (subject to automatic annual renewals for one (1) year terms), at a base salary of One Hundred Twenty Thousand Dollars ($120,000) per year, subject to annual increases to be determined by the Onsite Board of Directors. Pursuant to the terms of his employment agreement, Mr. Mazanec is entitled to (i) commissions equal to (A) one-half of one percent (1%) of certain Demand Side Management
(DSM) projects to be paid upon funding; and (B) fifteen percent (15%) of gross profit margin adjustments on certain existing contracts; (ii) bonuses of up to thirty percent (30%) of his annual base salary based on Onsite's performance and meeting objectives established by the Board of Directors; and (iii) a Two Hundred Forty Thousand Dollar ($240,000) life insurance policy, and received options to purchase seventy thousand (70,000) shares of Onsite Class A Common Stock pursuant to the Plan. In addition, Mr. Mazanec is entitled to use of an Onsite car or reimbursement of auto expenses. The employment agreement also provides for a buy-out provision in an amount equal to the remaining amount of Mr. Mazanec's agreement if he is terminated without cause. Under the terms of the employment agreement, Mr. Mazanec is prohibited from engaging in any competitive activity with Onsite during his employment and, under certain circumstances, for a limited period following termination of employment.

Keith G. Davidson. Mr. Davidson serves as Onsite's Vice President under an employment agreement entered into in February 1994, for an initial term of two
(2) years, which automatically renewed in February 1996, for a one (1) year term (and which remains subject to automatic annual renewals for one (1) year terms), at a base salary of One Hundred Five Thousand Dollars ($105,000) per year, subject to annual increases to be determined by the Onsite Board of Directors. Pursuant to the terms of his employment agreement, Mr. Davidson is entitled to
(i) a bonus of up to thirty percent (30%) of his annual base salary based on Onsite's performance and meeting objectives established by the Board of Directors; and (ii) a Two Hundred Ten Thousand Dollar ($210,000) life insurance policy, earned an additional Ten Thousand Dollar ($10,000) consulting bonus contingent upon the execution of set levels of consulting contracts, and received options to purchase seventy thousand (70,000) shares of Onsite's Class A Common Stock pursuant to the Plan. In addition, Mr. Davidson is entitled to a car allowance and was reimbursed for reasonable moving expenses in connection with the relocation of his residence from Illinois to California. If Mr. Davidson is terminated without cause, the employment agreement also provides for a buy-out provision in an amount equal to the remaining amount of Mr. Davidson's agreement. Under the terms of the employment agreement, Mr. Davidson is prohibited from engaging in any competitive activity with Onsite during his employment, and under certain circumstances, for a limited period following termination of employment.


                   ONSITE STOCK OPTION AND COMPENSATION PLANS

Onsite 1993 Stock Option Plan

Please see discussion under PROPOSAL NO. 2 above.

Assumption of the Outstanding Options of Western

Western Stock Option Plans. Western previously maintained the following stock option plans for Western officers, directors, consultants and employees: the 1990 Amended Non-Statutory Stock Option Plan, and the 1991 Amended Non-Statutory Stock Option Plan (collectively, the "Western Plans"). Options covering an aggregate of five hundred twenty-six thousand nine hundred seventy-three
(526,973) shares of Western Common Stock at exercise prices varying from eighty-eight cents ($0.88) to Nine and 63/100 Dollars ($9.63) per share were outstanding under the Western Plans as of February 15, 1994. Pursuant to the reorganization with Onsite-Cal and Western (the "Reorganization"), Onsite assumed each unexpired and unexercised option under the Western Plans, subject to adjustment as to the number of shares of Onsite Class A Common Stock and the exercise price in order to reflect the Reorganization exchange ratio (one (1) share of Onsite Class A Common Stock for five (5) shares of Western Common Stock and five (5) times the original exercise price).

Western Non-Plan Options. Western also had granted options outside of the Western Plans (the "Western Non-Plan Options") covering an aggregate of five hundred fifty-two thousand five hundred (552,500) shares of Western Common Stock at exercise prices varying from One and 6.25/100 Dollars ($1.0625) to One and 22/100 Dollars ($1.22) per share of Western Common Stock, which were outstanding as of December 29, 1993. Pursuant to the Reorganization, Onsite assumed each of the unexpired and unexercised Western Non-Plan Options, subject to adjustment as to the number of shares of Onsite Class A Common Stock and the exercise price in order to reflect the Reorganization exchange ratio (one (1) share of Onsite Class A Common Stock for five (5) shares of Western Common Stock and five (5) times the original exercise price).

Registration. Onsite has filed a Registration Statement on Form S-8 under the Securities Act of 1933, as amended, covering the shares of Onsite Class A Common Stock available under the Plan. The Registration Statement on Form S-4 dated January 11, 1994, covers the shares of Onsite Class A Common Stock issuable upon the exercise of Onsite options created by the assumption by Onsite of the Western Non-Plan Options. No new options will be granted under the Western Plans.

Onsite 401(k) Plan. Since 1990, through its predecessors, Onsite has implemented a 401(k) plan. The Onsite 401(k) plan provides for broad based employee participation and all Onsite employees are eligible to enroll after meeting certain criteria such as the length of employment, hours worked and age. In October 1994, the Board approved an amendment to the Onsite 401(k) plan to provide for a matching contribution of seventy-five percent (75%) of the employees' contribution (up to six percent (6%) of salary) in the form of Onsite Class A Common Stock.

The shares contributed by Onsite are subject to certain vesting periods. Certain officers and directors who cease participation in the Onsite 401(k) plan may not participate for at least six (6) months. Further, except in limited distributions such as termination of employment, retirement, disability or death, any Onsite Class A Common Stock distributed to any officer or director from the Onsite 401(k) plan must be held by the participant for six (6) months prior to sale. At the end of Onsite's fiscal year, ninety-five thousand eight hundred fifty-seven (95,857) shares of Onsite Class A Common Stock were earned by all participants of the Onsite 401(k) plan, of which fifty-two thousand seventy-five (52,075) shares in the aggregate (forty-two thousand four hundred forty-eight (42,448) shares vested) have been earned by Messrs. Sperberg, Gary, Mazanec, Davidson, Gang and McMurtry.


              VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS THEREOF

The following table sets forth certain information with respect to the ownership of Onsite's Class A Common Stock, including Class A Common Stock issuable upon exercise of Options or Warrants exercisable within sixty (60) days, by (i) those persons known by Onsite to be the beneficial owners of more than five percent (5%) of the total number of outstanding shares of any class entitled to vote;
(ii) each director and highly compensated officer; and (iii) all directors and officers of Onsite as a group. Except as indicated in the footnotes to the table, the persons named in the table have sole voting and investment power with respect to all shares of Onsite Class A Common Stock shown as beneficially owned by them, subject to community property laws where applicable.

The ownership figures in the table are based on the books and records of Onsite.

------------------------------------- ------------------------------------------
                                                Class A Common Stock
                                      ------------------------------------------
Name and Address
of Beneficial Owner                   Amount of Ownership    Percent of Class

------------------------------------- -------------------- ---------------------
Timothy G. Clark                          50,000 (1)                *
701 Palomar Airport Road, Suite 200
Carlsbad, CA 92009

------------------------------------- -------------------- ---------------------
Keith G. Davidson                         148,204 (2)              1.40
701 Palomar Airport Road, Suite 200
Carlsbad, CA 92009

------------------------------------- -------------------- ---------------------
Hector A. Esquer                          607,741 (3)              5.72
701 Palomar Airport Road, Suite 200
Carlsbad, CA 92009

------------------------------------- -------------------- ---------------------
William M. Gang                           51,653 (4)                *
701 Palomar Airport Road, Suite 200
Carlsbad, CA 92009

------------------------------------- -------------------- ---------------------
William M. Gary III                      2,570,693 (5)            23.71
701 Palomar Airport Road, Suite 200
Carlsbad, CA 92009

------------------------------------- -------------------- ---------------------
Gruber & McBaine Capital Mgmt.           2,926,581 (6)             27.0
50 Osgood Place
San Francisco, CA 94133

------------------------------------- -------------------- ---------------------
Jon D. Gruber                            2,947,081 (7)            27.19
50 Osgood Place
San Francisco, CA 94133

------------------------------------- -------------------- ---------------------
H. Tate Holt                              248,082 (8)              2.34
240 Wilson Way
Larkspur, CA 94939

------------------------------------- -------------------- ---------------------
Lagunitas Partners, L.P.                  945,712 (9)              8.95
50 Osgood Place
San Francisco, CA 94133

------------------------------------- -------------------- ---------------------
Frank J. Mazanec                         590,726 (10)              5.55
701 Palomar Airport Road, Suite 200
Carlsbad, CA 92009

------------------------------------- -------------------- ---------------------
J. Patterson McBaine                    2,939,481 (11)            27.12
50 Osgood Place
San Francisco, CA 94133

------------------------------------- -------------------- ---------------------
Charles C. McGettigan                   2,089,860 (12)            19.26
50 Osgood Place
San Francisco, CA 94133

------------------------------------- -------------------- ---------------------
Michael C. McMurtry                       45,361 (13)               *
701 Palomar Airport Road, Suite 200
Carlsbad, CA 92009

------------------------------------- -------------------- ---------------------
Proactive Investment Managers, L.P.     1,963,469 (14)            18.27
50 Osgood Place
San Francisco, CA 94133

------------------------------------- -------------------- ---------------------
Proactive Partners, L.P.                1,846,729 (15)            17.28
50 Osgood Place
San Francisco, CA 94133

------------------------------------- -------------------- ---------------------
Richard T. Sperberg                     2,800,279 (16)            25.31
701 Palomar Airport Road, Suite 200
Carlsbad, CA 92009

------------------------------------- -------------------- ---------------------
Myron A. Wick III                       1,963,469 (17)            18.27
50 Osgood Place
San Francisco, CA 94133

------------------------------------- -------------------- ---------------------
All Directors and Officers as a Group
(11 persons)                            8,326,174 (18)            66.90
------------------------------------- -------------------- ---------------------

(1) Includes Options to purchase 50,000 shares of Class A Common Stock exercisable until January 25, 2001.

(2) In addition to 34,030 shares of Class A Common Stock over which Mr. Davidson has sole voting and investment power, the table reflects 114,264 shares of Class A Common Stock that may be immediately acquired upon the exercise of Options expiring August 9, 2005 (46,667 shares), November 20, 2005 (37,072 shares), January 25, 2006 (11,407 shares), and May 22, 2006 (19,118 shares).

(3) In addition to 33,167 shares of Class A Common Stock over which Mr. Esquer has sole voting and investment power, the table reflects 98,359 shares of Class A Common Stock that may be immediately acquired upon the exercise of Options expiring December 18, 1997 (500 shares), January 13, 1998 (9,450 shares), February 15, 1999 (3,000 shares),
         August 9, 2005  (33,334  shares),  November  20, 2005  (5,528  shares),
         January 25, 2006 (33,439 shares), and May 22, 2006 (13,108 shares), and
         2,723 shares of Class A Common Stock that may be immediately acquired upon the exercise of Warrants expiring April 23, 1997, and May 21, 1997.

         The table also reflects the following securities that all are subject to an Agreement of Stock Purchase and Sale: 428,102 shares of Class A Common Stock, and 45,390 shares of Class A Common Stock that may be immediately acquired upon the exercise of Warrants expiring April 23, 1997, May 21, 1997, September 25, 1997, November 30, 1997, December 18,
         1997, January 15, 1998, and June 30, 1999. As previously disclosed, Messrs. Sperberg, Gary and Esquer have entered into such Agreement whereby they have sold, subject to payment and vesting schedules, shares of Onsite-Cal to Messrs. Esquer and Mazanec. Until a share is paid for all voting and dispositive rights remain with the seller. Upon vesting and payment, each such purchaser of the Onsite-Cal shares became entitled to the same number of Onsite Class A Common Stock received by the sellers, pursuant to the reorganization of Onsite-Cal and Western (the "Reorganization"), with respect to the shares sold. The table reflects all adjustments for shares that have vested and been paid for in full.

(4) In addition to 41,402 shares of Class A Common Stock over which Mr. Gang has sole voting and investment power, the table reflects 10,251 shares of Class A Common Stock that may be immediately acquired upon the exercise of Options expiring May 22, 2006.

(5) In addition to 1,778,894 shares of Class A Common Stock over which Mr. Gary has sole voting and investment power, the table also reflects 150,028 shares of Class A Common Stock that may be immediately acquired upon the exercise of Options expiring December 18, 1997 (500 shares), January 13, 1998 (34,500 shares), February 15, 1999 (3,000 shares),
         August 9, 2005 (66,667  shares),  November  20, 2005  (13,608  shares),
         January 25, 2006 (17,083 shares), and May 22, 2006 (14,670 shares), and
         179,599 shares of Class A Common Stock that may be immediately acquired upon the exercise of Warrants expiring April 23, 1997, May 21, 1997, September 25, 1997, November 30, 1997, December 18, 1997, January 15, 1998, April 16, 1998, May 31, 1998, and June 30, 1999. This total does not include shares of Class A Common Stock underlying a warrant issued to Mr. Gary in connection with a loan to Onsite. The table also reflects 22,856 shares held by Mr. Gary's children.

         Additionally the table reflects the following securities that all are subject to an Agreement of Stock Purchase and Sale: 394,834 shares of Class A Common Stock, and 44,482 shares of Class A Common Stock that may be acquired upon the exercise of Warrants expiring April 23, 1997, May 21, 1997, September 25, 1997, November 30, 1997, December 18, 1997,
         January 15, 1998, and June 30, 1999. As previously disclosed, Messrs. Sperberg, Gary and Esquer have entered into such Agreement whereby they have sold, subject to payment and vesting schedules, shares of Onsite-Cal to Messrs. Esquer and Mazanec. Until a share is paid for all voting and dispositive rights remain with the seller. Upon vesting and payment, each such purchaser of the Onsite-Cal shares became entitled to the same number of Onsite Class A Common Stock received by the sellers, pursuant to the Reorganization, with respect to the shares sold. The table reflects all adjustments for shares that have vested and been paid for in full.

(6) Gruber & McBaine Capital Management, a California corporation, is a general partner of Lagunitas Partners, L.P., and Proactive Investment Managers, L.P. Consequently, in addition to the 16,400 shares of Class A Common Stock over which Gruber & McBaine has sole voting and investment power, Gruber & McBaine has or shares voting or dispositive power over 2,541,640 shares of Class A Common Stock and 368,541 shares of Class A Common Stock that may be immediately acquired upon the exercise of Warrants expiring May 21, 1997, September 27, 1998, December 17, 1998, April 8, 1998, May 23, 1998, March 1, 1999, and June
         30, 1999.

(7) Mr. Gruber is a general partner of Gruber & McBaine Capital Management, which is a general partner of Lagunitas Partners, L.P., and Proactive Investment Managers, L.P. Consequently, in addition to 20,500 shares of Class A Common Stock over which Mr. Gruber has sole voting and investment power, Mr. Gruber also has or shares voting or dispositive power over 2,558,040 shares of Class A Common Stock and 368,541 shares of Class A Common Stock that may be immediately acquired upon the exercise of Warrants expiring May 21, 1997, September 27, 1998, December 17, 1998, April 8, 1998, May 23, 1998, March 1, 1999, and June
         30, 1999.

(8) In addition to 143,082 shares of Class A Common Stock over which Mr. Holt, as President of Holt & Associates, has sole voting and investment power, the table also reflects 75,000 shares of Class A Common Stock that may be immediately acquired upon the exercise of Options expiring January 25, 2001 (50,000 shares), and May 4, 2001 (25,000 shares).
         Additionally the table reflects 30,000 shares held by Mr. Holt's children.

(9) In addition to 852,802 shares of Class A Common Stock over which Lagunitas Partners, L.P., has sole voting and investment power, Lagunitas Partners, L.P., has or shares dispositive power over 92,910 shares of Class A Common Stock that may be immediately acquired upon the exercise of Warrants expiring May 21, 1997, September 27, 1998, and June 30, 1999.

(10) In addition to 33,547 shares of Class A Common Stock over which Mr. Mazanec has sole voting and investment power, the table also reflects 132,871 shares of Class A Common Stock that may be immediately acquired upon the exercise of Options expiring December 18, 1997 (500 shares), January 13, 1998 (8,800 shares), February 15, 1999 (4,000 shares),
         August 9, 2005  (46,667  shares),  November  20, 2005  (7,736  shares),
         January 25, 2006 (46,816 shares), and May 22, 2006 (18,352 shares).

         The table also reflects the following securities that all are subject to an Agreement of Stock Purchase and Sale: 378,918 shares of Class A Common Stock, and 45,390 shares of Class A Common Stock that may be immediately acquired upon the exercise of Warrants expiring April 23, 1997, May 21, 1997, September 25, 1997, November 30, 1997, December 18,
         1997, January 15, 1998, and June 30, 1999. As previously disclosed, Messrs. Sperberg, Gary and Esquer have entered into such Agreement whereby they have sold, subject to payment and vesting schedules, shares of Onsite-Cal to Messrs. Esquer and Mazanec. Until a share is paid for all voting and dispositive rights remain with the seller. Upon vesting and payment, each such purchaser of the Onsite-Cal shares became entitled to the same number of Onsite Class A Common Stock received by the sellers, pursuant to the Reorganization, with respect to the shares sold. The table reflects all adjustments for shares that have vested and been paid for in full.

(11) Mr. McBaine is a general partner of Lagunitas Partners, L.P., and Proactive Investment Managers, L.P. Consequently, in addition to the 12,900 shares of Class A Common Stock over which he has sole voting and investment power, Mr. McBaine has or shares voting or dispositive power over 2,558,040 shares of Class A Common Stock and 368,541 shares of Class A Common Stock that may be immediately acquired upon the exercise of Warrants expiring May 21, 1997, September 27, 1998, December 17, 1998, April 8, 1998, May 23, 1998, March 1, 1999, and June 30, 1999.

(12) Includes Options to purchase 5,000, 75,000 and 25,000 shares of Class A Common Stock exercisable until May 21, 1997, January 25, 2001, and July 13, 2001, respectively. In addition to 21,391 shares of Class A Common Stock in which

         Mr. McGettigan has sole voting and investment power, Mr. McGettigan is a general partner of Proactive Investment Managers, L.P., and consequently has or shares voting or dispositive power over 1,687,838 shares of Class A Common Stock, and 275,631 shares of Class A Common Stock that may be immediately acquired upon the exercise of Warrants expiring May 21, 1997, September 27, 1998, December 17, 1998, April 8, 1998, May 23, 1998, March 1, 1999, and June 30, 1999.

(13) Includes Options to purchase 13,608, 17,083 and 14,670 shares of Class A Common Stock exercisable until November 20, 2005, January 25, 2006, and May 22, 2006, respectively.

(14) Proactive Investment Managers, L.P., is a general partner of Proactive Partners, L.P., and Fremont Proactive Partners, L.P., and consequently has or shares voting or dispositive power over 1,687,838 shares of Class A Common Stock and 275,631 shares of Class A Common Stock that may be immediately acquired upon the exercise of Warrants expiring May 21, 1997, September 27, 1998, December 17, 1998, April 8, 1998, May 23,
         1998, March 1, 1999, and June 30, 1999.

(15) In addition to 1,628,003 shares of Class A Common Stock over which Proactive Partners, L.P. has sole voting and investment power, the table reflects 218,726 shares of Class A Common Stock that may be immediately acquired upon the exercise of Warrants expiring May 21, 1997, September 27, 1998, December 17, 1998, April 8, 1998, May 23,
         1998, March 1, 1999, and June 30, 1999.

(16) In addition to 1,794,059 shares of Class A Common Stock over which Mr. Sperberg has sole voting and investment power, the table also reflects 367,305 shares of Class A Common Stock that may be immediately acquired upon the exercise of Options expiring January 13, 1998 (4,000 shares), February 15, 1999 (38,100 shares), August 9, 2005 (100,000 shares),
         November 20, 2005 (52,808 shares),  January 25, 2006 (107,781  shares), and May 22, 2006 (64,616 shares), and 179,599 shares of Class A Common Stock that may be immediately acquired upon the exercise of Warrants expiring April 23, 1997, May 21, 1997, September 25, 1997, November 30, 1997, December 18, 1997, January 15, 1998, April 16, 1998, May 31,
         1998, and June 30, 1999. This total does not include shares of Class A Common Stock underlying a warrant issued to Mr. Sperberg in connection with a loan to Onsite. Additionally the table reflects 20,000 shares held by Mr. Sperberg's son.

         The table also reflects the following securities that all are subject to an Agreement of Stock Purchase and Sale: 394,834 shares of Class A Common Stock and 44,482 shares of Class A Common Stock that may be immediately acquired upon the exercise of Warrants expiring April 23, 1997, May 21, 1997, September 25, 1997, November 30, 1997, December 18,
         1997, January 15, 1998, and June 30, 1999. As previously disclosed, Messrs. Sperberg, Gary and Esquer have entered into such Agreement whereby they have sold, subject to payment and vesting schedules, shares of Onsite-Cal to Messrs. Esquer and Mazanec. Until a share is paid for all voting and dispositive rights remain with the seller. Upon vesting and payment, each such purchaser of the Onsite-Cal shares became entitled to the same number of Onsite Class A Common Stock received by the sellers, pursuant to the Reorganization, with respect to the shares sold. The table reflects all adjustments for shares that have vested and been paid for in full.

(17) Mr. Wick is a general partner of Proactive Investment Managers, L.P., and consequently has or shares voting or dispositive power over these shares including 1,687,838 shares of Class A Common Stock and 275,631 shares of Class A Common Stock that may be immediately acquired upon the exercise of Warrants expiring May 21, 1997, September 27, 1998, December 17, 1998, April 8, 1998, May 23, 1998, March 1, 1999, and June
         30, 1999.

(18) Includes the aggregate of ownership of Messrs. Clark, Davidson, Esquer, Gang, Gary, Holt, Mazanec, McGettigan, McMurtry and Sperberg as set forth in footnotes (1), (2), (3), (4), (5), (8), (10), (12), (13) and
         (16), and 150 shares of Class A Common Stock and 61,704 shares of Class A Common Stock that may be immediately acquired upon the exercise of Options expiring August 9, 2005 (23,334 shares), November 25, 2005
         (13,776  shares),  January 25, 2006  (7,159  shares),  and May 22, 2006
         (17,435 shares), by other officers.

          *       Less than one percent.



        COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Onsite directors, executive officers and persons who own more than ten percent (10%) of Onsite's Class A Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC") and, as applicable, the American Stock Exchange (the "AMEX") or the National Association of Securities Dealers (the "NASD"). Directors, officers and stockholders of more than ten percent (10%) of Onsite's Class A Common Stock are required by the SEC regulations to furnish Onsite with copies of all Section 16(a) forms they file.

Based solely on review of the copies of such forms furnished to Onsite, or written representations that such filings were not required, Onsite believes that since July 1, 1995, through the end of its most recent fiscal year, all
Section 16(a) filing requirements applicable to its directors, officers and stockholders of more than ten percent (10%) of Onsite's Class A Common Stock were complied with except as follows: (i) two (2) reports covering two (2) transactions inadvertently were filed late by Mr. Sperberg; (ii) one (1) report covering one (1) transaction inadvertently was filed late by Mr. Gary; (iii) two
(2) reports covering two (2) transactions inadvertently were filed late by Mr. Esquer; (iv) two (2) reports covering two (2) transactions inadvertently were filed late by Mr. Mazanec; (v) one (1) report covering one (1) transaction inadvertently was filed late by Mr. Davidson; (vi) one (1) report covering one
(1) transaction inadvertently was filed late by Mr. Gang; (vii) two (2) reports covering two (2) transactions inadvertently were filed late by Mr. McMurtry; and
(viii) one (1) report covering one (1) transaction inadvertently was filed late by Mr. Hanson.


            MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

From February 16, 1994, through June 8, 1995, Onsite's Class A Common Stock was traded on the AMEX under the symbol "ONS." Prior to February 16, 1994, Western's common stock traded on the AMEX under the symbol "WEM." After careful consideration, Onsite decided not to appeal a decision in July 1995, by the AMEX to file an application with the SEC to strike Onsite's Class A Common Stock from listing on the AMEX. As a result, Onsite's Class A Common Stock currently is traded on the NASD OTC Electronic Bulletin Board.

The following table sets forth the high and low prices per share of Class A Common Stock for the quarters ended September 30, 1994, December 31, 1994, March 31, 1995, June 30, 1995 (through June 8, 1995), September 30, 1995 (from August 2, 1995), December 31, 1995, March 31, 1996, and June 30, 1996:

-------------------- ---------------- -------------
  Quarter Ended              High         Low

-------------------- ---------------- -------------
September 30, 1994         $ 1-1/2       $ 1-1/4
December 31, 1994          $ 7/8         $ 1/2
March 31, 1995             $ 1-3/8       $ 3/4
June 8, 1995               $ 1-1/4       $ 1
September 30, 1995         $ 1           $ 1/4
December 31, 1995          $ 3/4         $ 3/8
March 31, 1996             $ 1-3/4       $ 1/2
June 30, 1996              $ 2-1/2       $ 1-3/8
-------------------- ---------------- -------------

As of October 7, 1996, there were approximately two hundred twelve (212) holders of record of Onsite's Class A Common Stock.

Onsite has not paid any dividends on its Common Stock, nor does Onsite anticipate paying dividends on its Common Stock in the foreseeable future.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None.


                                  OTHER MATTERS

Relationship With Independent Accountants

As previously disclosed, in July 1995, Onsite restated its previously issued financial statements for the fiscal year ended June 30, 1994, and for each of the quarters ended September 30, 1994, December 31, 1994, and March 31, 1995, as a result of the discovery that Onsite was not accounting for certain revenues and related costs under proper percentage of completion methodology. During the course of this discovery and investigation, Coopers & Lybrand LLP ("Coopers"), Onsite's independent accountants, elected not to stand for reappointment. Onsite then hired Hein + Associates, LLP ("Hein"), as Onsite's independent accountants for 1995.

Since July 1995, Hein has served as Onsite's independent accountants. Onsite has had no disagreements with the accountants on accounting and financial disclosures. For the fiscal year 1997 the Board of Directors expects to retain Hein; however, the Board may seek competitive bids for its annual audit. A representative of Hein may be present at the Meeting to be available to respond to appropriate questions from stockholders.

Other Matters

The Board of Directors of Onsite knows of no other matters that may be or are likely to be presented at the Meeting. However, if additional matters are presented at the Meeting, the persons named in the enclosed proxy will vote such proxy in accordance with their best judgment on such matters pursuant to the discretionary authority granted to them by the terms and conditions of the proxy.

Stockholder Proposals

Stockholder proposals to be included in Onsite's Proxy Statement and proxy for Onsite's next annual meeting must meet the requirements of Rule 14a-8 promulgated by the SEC, and must be received by Onsite no later than June 23, 1997.

Additional Information

A copy of Onsite's Form 10-KSB for fiscal year ended June 30, 1996, containing Onsite's 1996 audited financial statements, including the report of its independent public accountants, accompanies this Proxy Statement. Stockholders, however, may obtain additional copies by written request addressed to Onsite's Secretary, William M. Gary III.

ONSITE ENERGY CORPORATION

By Order of the Board of Directors

s\ William M. Gary, III

William M. Gary III
Secretary
Carlsbad, CA
October 25, 1996


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                                   Appendix A

                            ONSITE ENERGY CORPORATION
                              AMENDED AND RESTATED
                             1993 STOCK OPTION PLAN
                  (amended and restated as of December 4, 1996)


1.       Purpose; Definitions.

         (a) Purpose. The purpose of the Plan is to attract, retain and motivate officers, employees, consultants and directors of the Company, or a Subsidiary, by giving them the opportunity to acquire Stock ownership in the Company.

         (b) Definitions. For purposes of the Plan, the following terms have the following meanings:

     (i) "Administrator" means the Compensation Committee referred to in Section 4 in its capacity as administrator of the Plan in accordance with Section 4.

     (ii) "Board" means the Board of Directors of the Company.

     (iii) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     (iv) "Commission" means the Securities and Exchange Commission, and any successor agency.

     (v) "Company" means Onsite Energy Corporation, a Delaware corporation.

     (vi) "Director" shall mean a member of the Board.

     (vii) "Disinterested Person" has the meaning set forth in Rule 16b-3 under the Exchange Act, and any successor definition adopted by the Commission.

     (viii) "Effective Date" has the meaning set forth in Section 2.

     (ix) "Eligible Person" shall mean in the case of the grant of an Incentive Stock Option, all employees of the Company or a Subsidiary, and in the case of a Nonqualified Stock Option, any director, officer or employee of the Company or other person who, in the opinion of the Board, is rendering valuable services to the Company, including without limitation, an independent contractor, outside consultant or advisor to the Company.

     (x) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute.

     (xi) "Fair Market Value" shall mean (i) if the stock is listed or admitted to trade on a national securities exchange, the closing price of the stock on the Composite Tape, as published in the Western Edition of the Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (ii) if the stock is not listed or admitted to trade on a national securities exchange, the last price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information; (iii) if the stock is not reported on the National Market Reporting System, the mean between the closing bid and asked price for the stock on such date, as furnished by the NASD; and (iv) if the stock is not reported on the National Market Reporting System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the values established by the Administrator for purposes of granting options under the Plan.

     (xii) "Grant Date" means the date of grant of any Option.

     (xiii) "Incentive Stock Option" shall mean an Option that is an option within the meaning of Section 422 of the Code, the award of which contains such provisions as are necessary to comply with that section.

     (xiv) "Nonqualified Stock Option" shall mean an Option that is designated a Nonqualified Stock Option.

     (xv) "Officer" shall mean an officer of the Company and an officer who is subject to Section 16 of the Exchange Act.

     (xvi) "Option" shall mean an option to purchase Stock under this Plan, and shall be designated by the Committee as an Incentive Stock Option or a Nonqualified Stock Option.

     (xvii) "Option Agreement" means the written option agreement covering an Option.

     (xviii) "Optionee" means the holder of an option.

     (xix) "Plan" means this Onsite Energy Corporation 1993 Stock Option Plan, as amended from time to time.


     (xx) "Rule 16b-3" means Rule 16b-3 under Section 16(b) of the Exchange Act, as amended from time to time, and any successor rule.


     (xxi) "Stock" means the Class A Common Stock, par value $0.001, of the Company, and any successor entity.


     (xxii) "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     (xxiii) "Tax Date" means the date defined in Section 7.

     (xxiv) "Vesting Date" means the date on which an Option becomes wholly or partially exercisable.

2. Effective Date; Term of Plan. The Effective Date of this Plan shall be February 14, 1994, the date of shareholder approval of the same, which approval was obtained within twelve (12) months of the date of Board approval of this Plan. This Plan, but not Options already granted, shall terminate automatically ten (10) years after its adoption by the Board, unless terminated earlier by the Board under Section 13. No Options shall be granted after termination of this Plan but all Options granted prior to termination shall remain in effect in accordance with their terms.

3. Number and Source of Shares of Stock Subject to the Plan. Subject to the provisions of Section 8, the total number of shares of Stock with respect to which Options may be granted under this Plan is 2,950,000 shares of Stock. The shares of Stock covered by any canceled, expired or terminated Option or the unexercised portion thereof shall become available again for grant under this Plan. The shares of Stock to be issued hereunder upon exercise of an Option may consist of authorized and unissued shares or treasury shares.

4. Administration of the Plan. This Plan shall be administered by a committee of at least two (2) members of the Board to which administration of this Plan is delegated by the Board, all of whom shall be Disinterested Persons (the "Compensation Committee"). The "Administrator" shall mean the "Compensation Committee" referred to in this Section 4 in its capacity as administrator of the Plan in accordance with this Section 4. The Administrator may delegate nondiscretionary administrative duties to such employees of the Company, or a Subsidiary, as it deems proper.

         Subject to the express provisions of this Plan, the Administrator shall have the authority to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Optionees under this Plan, to further define the terms used in this Plan, to prescribe, amend and rescind rules and regulations relating to the administration of this Plan, to determine the duration and purposes of leaves of absence which may be granted to Optionees without constituting a termination of their employment for purposes of this Plan and to make all other determinations necessary or advisable for the administration of this Plan.

         Any decision or action of the Administrator in connection with this Plan or Options granted or shares of Stock purchased under this Plan shall be final and binding. The Administrator shall not be liable for any division, action or omission respecting this Plan, or any Options granted or shares of Stock sold under this Plan. The Board at any time may abolish the Compensation Committee and revest in the Board the administration of the Plan; provided that all members of the Board at the time of such action must be "Disinterested Persons."

5.       Grant of Options; Terms and Conditions of Grant.

         (a) Grant of Options. One (1) or more Options may be granted to any Eligible Person. Subject to the express provisions of the Plan, the Administrator shall determine from the Eligible Persons those individuals to whom Options under the Plan shall be granted. Each Option so granted shall be designated by the Administrator as either a Nonqualified Stock Option or an Incentive Stock Option.

         Subject to the express provisions of the Plan, the Administrator shall specify the Grant Date, the number of shares of Stock covered by the Option, the exercise price, and the terms and conditions for exercise of the Options. If the Administrator fails to specify the Grant Date, the Grant Date shall be the date of the action taken by the Administrator to grant the Option. As soon as practicable after the Grant Date, the Company will provide the Optionee with a written Option Agreement in the form approved by the Administrator, which sets out the Grant Date, the number of shares of Stock covered by the Option, the exercise price and the terms and conditions for exercise of the Option.

     (i) Non-discretionary. Effective as of July 13, 1993, a non-employee director of the Company automatically shall be granted Options to purchase twenty-five thousand (25,000) shares of Stock on (i) the date he or she becomes a director; and (ii) each anniversary date of the date he or she became a director. The exercise price of such Options shall be the Fair Market Value on such date. The Options shall have a five (5) year term.

     (ii) Discretionary. The Administrator may, in its absolute discretion, grant Options under this Plan at any time and from time to time before the expiration of ten (10) years from the Effective Date to officers, employees, consultants and directors of the Company and its Subsidiaries.

         (b) General Terms and Conditions. Except as otherwise provided herein, the Options shall be subject to the following terms and conditions and such other terms and conditions not inconsistent with this Plan as the Administrator may impose:

                  (i) Exercise of Option. In order to exercise all or any portion of any Option granted under this Plan, an Optionee must remain as an officer, employee, consultant or director of the Company, or a Subsidiary, until the Vesting Date. The Option shall be exercisable on or after each Vesting Date in accordance with the terms set forth in the Option Agreement.

                  (ii) Option Term. Each Option and all rights or obligations thereunder shall expire on such date as shall be determined by the Administrator, but not later than ten (10) years after the grant of the Option (five (5) years in the case of an Incentive Stock Option when the Optionee owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company), and shall be subject to earlier termination as hereinafter provided.

                  (iii) Exercise Price. The Exercise Price of any Option shall be determined by the Administrator, but in the case of Incentive Stock Options shall not be less than one hundred percent (100%) (one hundred ten percent (110%) in the case of an Optionee who owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company) of the Fair Market Value of the Common Stock on the date the Incentive Stock Option is granted.

                  (iv) Method of Exercise. To the extent the right to purchase shares of Stock has accrued, Options may be exercised, in whole or in part, from time to time in accordance with their terms by written notice from the Optionee to the Company stating the number of shares of Stock with respect to which the Option is being exercised and accompanied by payment in full of the exercise price. Payment may be made in cash, certified check or, at the absolute discretion of the Administrator, by non-certified check.

                  (v) Restrictions on Stock; Option Agreement. At the time it grants Options under this Plan, the Company may retain, for itself or others, rights to repurchase the shares of Stock acquired under the Option or impose other restrictions on such shares. The terms and conditions of any such rights or other restrictions shall be set forth in the Option Agreement evidencing the Option. No Option shall be exercisable until after execution of the Option Agreement by the Company and the Optionee.

                  (vi) Nonassignability of Option Rights. No Option shall be transferable other than by will or by the laws of descent and distribution. During the lifetime of an Optionee, only the Optionee may exercise an Option.

                  (vii)    Exercise After Certain Events.

     (1) Termination of Employment/Consulting/ Directorship. If for any reason other than permanent and total disability or death (as defined below) an Optionee ceases to be employed by or to be a consultant or director of the Company, or a Subsidiary, Options held at the date of such termination (to the extent then exercisable) may be exercised, in whole or in part, at any time within three (3)months after the date of such termination, or such lesser period specified in the Option Agreement, or such longer period as specified by the Administrator(but in no event after the earlier of (i) the expiration date of the Option as set forth in the Option Agreement; and (ii) ten (10) years from the Grant Date).

If an Optionee granted an Incentive Stock Option terminates employment but continues as a consultant, advisor or in a similar capacity to the Company or a Subsidiary, the Optionee need not exercise the Option within three (3) months of termination of employment but shall be entitled to exercise within three (3) months of termination of services to the Company or the Subsidiary (one (1) year in the event of permanent disability or death), or such longer period as specified by the Administrator. However, if the Optionee does not exercise within three (3) months of termination of employment, the Option will not qualify as an Incentive Stock Option.

(2)Permanent Disability and Death. If an Optionee becomes permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code), or dies while employed by the Company, or while acting as an officer, consultant or director of the Company, or a Subsidiary (or if the Optionee dies within the period that the Option remains exercisable after termination of employment or affiliation), Options then held (to the extent then exercisable) may be exercised by the Optionee, the Optionee's personal representative, or by the person to whom the Option is transferred by will or the laws of descent and distribution, in whole or in part, at any time within one (1) year after the disability or death or any lesser period specified in the Option Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Option Agreement; and (ii) ten (10) years from the Grant Date).

(3) Compliance with Securities Laws. The Company shall not be obligated to issue any shares of Stock upon exercise of an Option unless such shares are at that time effectively registered or exempt from registration under the federal securities laws and the offer and sale of the shares of Stock are otherwise in compliance with all applicable securities laws. The Company intends to register the shares of Stock under the federal securities laws and to take whatever other steps may be necessary to enable the shares of Stock to be offered and sold under federal or other securities laws. Upon exercising all or any portion of an Option, an Optionee may be required to furnish representations or undertakings deemed appropriate by the Company to enable the offer and sale of the shares of Stock or subsequent transfers of any interest in such shares to comply with applicable securities laws. Evidences of ownership of shares of the Stock acquired upon exercise of Options shall bear any legend required by, or useful for purposes of compliance with, applicable securities laws, this Plan or the Option Agreement evidencing the Option.

6.       Limitations on Grant of Incentive Stock Options.

(a) The aggregate Fair Market Value (determined as of the Grant Date)of the Stock for which Incentive Stock Options may first become exercisable by any Optionee during any calendar year under this Plan, together with that of Stock subject to Incentive Stock Options first exercisable (other than as a result of acceleration pursuant to Section 9(a)) by such Optionee under any other plan of the Company or any Subsidiary, shall not exceed One Hundred Thousand Dollars ($100,000).

         (b) There shall be imposed in the Option Agreement relating to Incentive Stock Options such terms and conditions as are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

         (c) No Incentive Stock Option may be granted to any person who, at the time the Incentive Stock Option is granted, owns shares of outstanding Stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five (5) years from the Grant Date.

         (d) No Incentive Stock Option may be granted to any person who is not an employee of the Company.

7. Payment of Taxes. Upon the disposition by an Optionee or other person of shares of an Option prior to satisfaction of the holding period requirements of
Section 422 of the Code, or upon the exercise of a Nonqualified Stock Option, the Company shall have the right to require such Option or such other person to pay by cash, or check payable to the Company, the amount of any taxes that the Company may be required to withhold with respect to such transactions. Any such payment must be made promptly when the amount of such obligation becomes determinable (the "Tax Date"). The Administrator may, in lieu of such cash payment, withhold that number of shares of the Stock underlying the Option sufficient to satisfy such withholding.

8. Adjustment for Changes in Capitalization. The existence of outstanding Options shall not affect the Company's right to effect adjustments, recapitalizations, reorganizations or other changes in its or any other corporation's capital structure or business, any merger or consolidation, any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock, the dissolution or liquidation of the Company or any other corporation's assets or business or any other corporate act whether similar to the events described above or otherwise. Subject to Section 9, if the outstanding shares of the Stock are increased or decreased in number or changed into or exchanged for a different number or kind of securities of the Company or any other corporation by reason of a recapitalization, reclassification, stock split, combination of shares, stock dividend or other event, an appropriate adjustment of the number and kind of securities with respect to which Options may be granted under this Plan, the number and kind of securities as to which outstanding Options may be exercised, and the exercise price at which outstanding Options may be exercised will be made.

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9.       Dissolution, Liquidation, Merger.

         (a)  Company  Not  The  Survivor.  In the  event  of a  dissolution  or liquidation of the Company, a merger, consolidation, combination or reorganization in which the Company is not the surviving corporation, or a sale of substantially all of the assets of the Company (as determined in the sole discretion of the Board of Directors), the Administrator, in its absolute discretion, may cancel each outstanding Option upon payment in cash to the Optionee of the amount by which any cash and the fair market value of any other property that the Optionee would have received as consideration for the shares of Stock covered by the Option if the Option had been exercised before such liquidation, dissolution, merger, consolidation, combination, reorganization or sale exceeds the exercise price of the Option. In addition to the foregoing, in the event of a dissolution or liquidation of the Company, or a merger, consolidation, combination or reorganization, in which the Company is not the surviving corporation, the Administrator, in its absolute discretion, may accelerate the time within which each outstanding Option may be exercised.

         (b) Company is the Survivor. In the event of a merger, consolidation, combination or reorganization in which the Company is the surviving corporation, the Board of Directors shall determine the appropriate adjustment of the number and kind of securities with respect to which outstanding Options may be exercised, and the exercise price at which outstanding Options may be exercised. The Board of Directors shall determine, in its sole and absolute discretion, when the Company shall be deemed to survive for purposes of this Plan.

10. Successor Corporations. In the event of a merger in which the Company is not the surviving corporation, the successor entity may assume the obligations under all outstanding Options.

11. Suspension and Termination. In the event the Board or the Administrator reasonably believes an Optionee has committed an act of misconduct specified below, the Administrator may suspend the Optionee's right to exercise any Option granted hereunder pending final determination by the Board or the Administrator. If the Administrator determines that an Optionee has committed an act of embezzlement, fraud, breach of fiduciary duty or deliberate disregard of the Company rules resulting in loss, damage or injury to the Company, or if an Optionee makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any Company customer to breach a contract with the Company or induces any principal for whom the Company acts as agent to terminate such agency relationship, neither the Optionee nor his estate shall be entitled to exercise any Option hereunder. In making such determination, the Board or the Administrator shall act fairly and in good faith, and shall give the Optionee an opportunity to appear and present evidence on the Optionee's behalf. The determination of the Board or the Administrator shall be final and conclusive.

12. No Rights as Shareholder or to Continued Employment. An Optionee shall have no rights as a shareholder with respect to any shares of Stock covered by an Option. An Optionee shall have no right to vote any shares of Stock, or to receive distributions of dividends or any assets or proceeds from the sale of Company assets upon liquidation, until such Optionee has effectively exercised the Option and fully paid for such shares of Stock. Subject to Sections 8 and 9, no adjustment shall be made for dividends or other rights for which the record date is prior to the date title to the shares of Stock has been acquired by the Optionee. The grant of an Option shall in no way be construed so as to confer on any Optionee the rights to continued employment by the Company, or a Subsidiary.

13. Termination; Amendment. The Board may amend, suspend or terminate this Plan at any time and for any reason, but no amendment, suspension or termination shall be made that would impair the right of any person under any outstanding Options without such person's consent not unreasonably withheld; provided, further, that any amendment that (i) increases the number of shares of Stock available for issuance under this Plan (except as provided in Sections 8 and 9);
(ii) materially changes the class of persons who are eligible for the grant of Options; or (iii) materially increases the benefits accruing to participants under this Plan, shall be subject to the approval of the Company's shareholders. Shareholder approval shall not be required for any other amendment of this Plan.

14. Governing Law. This Plan and the rights of all persons under this Plan shall be construed in accordance with and under applicable provisions of the laws of the State of Delaware.